EXHIBIT (99)

                   Certification of Periodic Financial Reports
                       Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Procter & Gamble Company (the "Company") certifies to his knowledge that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in that Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.




/S/ A.G. LAFLEY
---------------------------
(A.G. Lafley)
Chairman of the Board,
President and Chief Executive

October 31, 2002
---------------------------
Date




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                   Certification of Periodic Financial Reports
                       Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Procter & Gamble Company (the "Company") certifies to his knowledge that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in that Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.




/S/ CLAYTON C. DALEY, JR.
------------------------------
(Clayton C. Daley, Jr.)
Chief Financial Officer


October 31, 2002
-------------------------------
Date